UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BITMINE IMMERSION TECHNOLOGIES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2026

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42675	84-3986354
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr. #2

Las Vegas, NV 89135

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 2, 2026, Bitmine Immersion Technologies, Inc. (the “Company”) issued a press release (the “Press Release”) encouraging stockholders to vote “FOR” the Charter Amendment Proposal at the Company’s upcoming annual meeting of stockholders. A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bitmine Immersion Technologies, Inc.

Dated:	January 2, 2026	By:	/s/ Chi Tsang
		Name:	Chi Tsang
		Title:	Chief Executive Officer

Exhibit 99.1

Bitmine Publishes New Chairman’s Message Explaining Why Shareholders Should Vote YES to Approve the Amendment to Increase Authorized Shares

BMNR shareholders are encouraged to review the Chairman’s message and vote on the 4 proposals prior to the January 14, 2026 deadline

Bitmine will hold its Annual Stockholder Meeting at the Wynn Las Vegas on January 15, 2026

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

LAS VEGAS, January 2, 2026 /PRNewswire/ — Bitmine Immersion Technologies, Inc. (NASDAQ: BMNR) today announced the release of a new Chairman’s message (link) outlining why shareholders are being asked to vote YES on a proposal to increase the Company’s authorized shares. The message is now available on the Bitmine website and is intended to provide additional context ahead of the upcoming shareholder vote.

The voting deadline is January 14, 2026 at 11:59 p.m. ET.

In the video, Chairman Tom Lee explains the rationale behind Proposal 2, which seeks shareholder approval to amend the Company’s Amended and Restated Certificate of Incorporation to increase authorized shares from 500 million to 50 billion.

There are three reasons the Company needs to increase authorized shares:

1.	It would allow Bitmine to conduct capital markets activities, including at-the-market offerings, convertibles, and warrants.
2.	It would provide flexibility to pursue opportunistic deals, including potential mergers or acquisitions.
3.	Most importantly, it would enable the Company to implement future stock splits as needed.

Since pivoting in July to make Ethereum (ETH) its primary treasury asset, Bitmine has observed that its share price has closely tracked movements in ETH.

*Coefficient (per Bloomberg) is 0.015 ETH price plus accretion of ETH/share

The scatter chart in the gallery above shows the clear linkage (x-axis is ETH, y-axis is BMNR).

The Company believes Ethereum represents the future of finance, a supercycle driven by Wall Street reengineering on the blockchain. Major industry leaders agree, including Larry Fink, CEO of BlackRock, who said that tokenization is the next evolution of global markets. And the vast majority of tokenization is happening on Ethereum.

Previously, Bitmine noted its view that tokenization will drive ETH/BTC to reach all-time highs (0.0873).

●	Targeting 0.25 as Ethereum proves to be the future of finance

This implies future ETH prices of:

●	$12k
●	$22k (prior high)
●	$62k (0.25, “payment rails”)
●	$250k (if BTC reaches $1mm)

These potential future ETH prices can be used to calculate “implied” future BMNR prices**

●	$22k ETH → $500 BMNR
●	$62.5k ETH → $1,500 BMNR
●	$250k ETH → $5,000 BMNR

**These are using the coefficient 0.15* ETH plus assumed accretion ETH/share of 33%. These are for illustrative purposes only. Not a forecast.

To keep shares “accessible” to the public, the Company would want to split the shares, to reset the share price back towards $25.

If BMNR shares are:

●	$500, needs 20:1 split
●	$1,500, needs 60:1
●	$5,000 needs 100:1

These splits will increase total shares outstanding. Thus, Bitmine can only split shares in the future if the total authorized shares is increased.

Shareholders are encouraged to review the Chairman’s message and vote prior to the January 14, 2026 deadline and are welcome to attend the annual meeting on January 15, 2026, at the Wynn Las Vegas.

You need to register in advance, to attend the meeting, please see here: https://web.viewproxy.com/BMNR/2026

The annual meeting will be livestreamed on Bitmine’s X account: https://x.com/bitmnr

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://bitminetech.io/investor-relations/

The Chairman’s message can be found here: https://www.bitminetech.io/chairmans-message

To stay informed, please sign up at: https://bitminetech.io/contact-us/

About Bitmine

Bitmine is a Bitcoin and Ethereum Network Company with a focus on the accumulation of Crypto for long term investment, whether acquired by our Bitcoin mining operations or from the proceeds of capital raising transactions. Company business lines include Bitcoin Mining, synthetic Bitcoin mining through involvement in Bitcoin mining, hashrate as a financial product, offering advisory and mining services to companies interested in earning Bitcoin denominated revenues, and general Bitcoin advisory to public companies. Bitmine’s operations are located in low-cost energy regions in Trinidad; Pecos, Texas; and Silverton, Texas.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

https://x.com/bmnrintern

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. This document specifically contains forward-looking statements regarding progress and achievement of the Company’s goals regarding ETH acquisition and staking, the long-term value of Ethereum, continued growth and advancement of the Company’s Ethereum treasury strategy and the applicable benefits to the Company. In evaluating these forward-looking statements, you should consider various factors, including Bitmine’s ability to keep pace with new technology and changing market needs; Bitmine’s ability to finance its current business, Ethereum treasury operations and proposed future business; the competitive environment of Bitmine’s business; and the future value of Bitcoin and Ethereum. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond Bitmine’s control, including those set forth in the Risk Factors section of Bitmine’s Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2025, as well as all other SEC filings, as amended or updated from time to time. Copies of Bitmine’s filings with the SEC are available on the SEC’s website at www.sec.gov. Bitmine undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.